Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE K — Income Taxes

Earnings before income taxes from continuing operations consist of the following for the years ended December 31:

($ in thousands)	2013	2012	2011
Domestic	$(5,396)	$(6,184)	$(3,773)
Non-U.S.	23,459	20,628	16,089
Total	$18,063	$14,444	$12,316

Significant components of income tax provision/(benefit) from continuing operations are as follows for the years ended December 31:

($ in thousands)	2013	2012	2011
Current:
Federal	$661	$39	$100
State	671	534	385
Non-U.S.	4,804	5,839	3,572
Total Current	6,136	6,412	4,057
Deferred:
Federal	7,091	(1,423)	(119)
State	877	(350)	(815)
Non-U.S.	1,962	(3,687)	(2,070)

Total Deferred	9,930	(5,460)	(3,004)
Total provision for Income Taxes	$16,066	$952	$1,053

Significant components of the CTS’ deferred tax assets and liabilities at December 31 are:

($ in thousands)	2013	2012

Postretirement benefits	$1,877	$2,283
Inventory reserves	1,934	3,919
Loss carry-forwards	36,373	46,944
Credit carry-forwards	15,028	14,092
Nondeductible accruals	6,126	7,900
Research expenditures	28,606	26,475
Prepaid charges	727	4,280
Pensions	—	3,512
Other	5,476	7,974

Gross deferred tax assets	96,147	117,379

Depreciation	11,168	12,313
Pensions	19,177	—
Unrealized foreign exchange gain	350	1,103
Subsidiaries’ unremitted earnings	2,774	—
Other	696	933

Gross deferred tax liabilities	34,165	14,349

Net deferred tax assets	61,982	103,030
Deferred tax asset valuation allowance	(14,323)	(13,087)

Total net deferred tax assets	$47,659	$89,943

Current deferred tax assets of $9.4 million and $18.8 million are included as current assets in the Company’s Consolidated Balance Sheets at December 31, 2013 and December 31, 2012, respectively. Long-term deferred tax assets of $38.6 million and $73.1 million are included as other assets in the Company’s Consolidated Balance Sheets at December 31, 2013 and December 31, 2012, respectively.

Current deferred tax liability of $0.1 million and $0.1 million are included as a component of “Other accrued liabilities” at December 31, 2013 and December 31, 2012, respectively. Long-term deferred tax liability of $0.2 million and $1.9 million are included as a component of “Other long-term obligations” on CTS’ Consolidated Balance Sheets at December 31, 2013 and December 31, 2012, respectively. The current/long-term deferred tax assets and current/long-term deferred tax liabilities were not netted since these items relate to different tax jurisdictions.

At the end of each annual reporting period, the Company makes an assessment of the ultimate realizability of its net deferred tax assets, including deferred tax assets associated with accumulated net operating losses in the various jurisdictions in which it operates. In assessing the ultimate realizability of its net deferred tax assets, the Company considers its past performance, available tax strategies, and expected future taxable income during the tax loss and credit carry-forward periods.

Generally, the Company assesses that it is more-likely-than-not its net deferred tax assets will be realized during the available carry-forward periods. The Company has determined, however, that a valuation allowance of $14.3 million should be provided for certain deferred tax assets at December 31, 2013. In most cases, the valuation allowances were necessitated by changes in business activity in the underlying jurisdictions, which contributed to the more-likely-than-not conclusion that the deferred tax assets would not be realized. As of December 31, 2013, the $14.3 million valuation allowance includes $5.9 million for certain state net operating loss and credit carry-forwards, $5.5 million for foreign tax credit carry-forwards, and $2.9 million related to foreign deferred tax assets and net operating losses (“NOL”). The $1.2 million net increase in the valuation allowance was primarily related to a $1.6 million increase in the valuation allowance for certain foreign countries including Hong Kong, India, Switzerland and the U.K. due to the change in NOL’s associated with current year earnings, a $0.3 million increase in the valuation allowance for certain expiring state tax NOL carry-forwards, offset by a $0.7 million decrease in the valuation allowance associated with certain state tax credit carry-forwards based upon an assessment of the future realization of the related deferred tax asset.

No valuation allowance was recorded in 2013 against the U.S. federal net deferred tax assets including the U.S. federal net operating loss carry-forward asset of $24.4 million expiring in 2021 through 2024. The Company assessed the future realization of these deferred tax assets utilizing taxable income projections for years 2014 through 2021. Those projections applied taxable income estimates consistent with historical earnings patterns of its traditional automotive and electronic component product lines and a return to levels of profitability in its communication component product line consistent with management and independent consensus views of the moderate recovery expected in the markets served by CTS. Management believes that, based upon the historical operating performance of its business units and the successful cost reduction efforts, the Company more-likely-than-not, will realize the benefits of its U.S. net deferred tax assets. To date, CTS has also recorded tax benefits on the net operating losses generated in certain foreign jurisdictions such as China based upon the Company’s ability to generate sufficient taxable income within the carry-forward periods provided in each jurisdiction. If it appears that CTS will not generate such taxable income the Company may need to record a valuation allowance against the related deferred tax asset in a future period.

The following table reconciles taxes at the United States statutory rate to the effective income tax rate from continuing operations for the years ended December 31:

	2013	2012	2011

Taxes at the U.S. statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	0.95%	(0.02)%	(3.00)%
Non-U.S. income taxed at rates different than the U.S. statutory rate	(9.86)%	(8.99)%	(20.11)%
Benefit of scheduled tax credits	(3.88)%	—%	(4.38)%
Foreign source income	60.94%	5.64%	—%
Non-deductible expenses	(2.42)%	(0.97)%	(1.32)%
Non-U.S. adjustments to valuation allowances	8.18%	(5.72)%	(1.03)%
Nontaxable foreign gain	—%	(11.47)%	—%
Change in unrecognized tax benefits	0.69%	(8.97)%	5.63%
Other	(0.65)%	2.09%	(2.27)%

Effective income tax rate	88.95%	6.59%	8.52%

CTS’ overall tax rate reflects tax incentives that CTS’ business operations continue to qualify for in various countries. As a result, certain earnings of CTS are subject to tax at reduced rates for specified periods of time. These tax incentives, unless extended, are scheduled to begin expiring at the end of 2014. During 2012, CTS’ Zhongshan, China manufacturing site applied for a new production and technology based income tax incentive. The application was approved during the first quarter of 2013, reducing the 25% China statutory tax rate to 15% for the 2012 through 2014 period. As part of its 2013 tax provision, CTS recognized a $1.1 million tax benefit related to the retroactive enactment of this tax incentive to 2012. In addition, on January 2, 2013, President Obama signed into law the American Taxpayer Relief Act of 2012, which retroactively extended, among other items, the U.S. research credit and controlled foreign corporation look-through exemption through 2013. The Company recognized a $0.6 million tax benefit in its 2013 provision related to this retroactive law change.

In 2013, CTS recognized approximately $10.5 million of U.S. tax expense relating to current and prior year earnings outside of the U.S. that are not deemed to be indefinitely reinvested. Management intends to continue to permanently reinvest all remaining current and prior earnings in jurisdictions located outside of the U.S. At December 31, 2013, no provision had been made for U.S. federal and state income taxes on approximately $204 million of foreign earnings, which are expected to be permanently reinvested outside of the U.S. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes, with a possible adjustment for foreign tax credits, state income taxes, and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. tax liability is not practical because of complexities such as net operating loss utilizations, potential foreign tax credits, local restrictions on distributions, and treaty implications associated with the related calculation.

CTS recognizes the financial statement benefit of a tax position based on its technical merits only after determining that the position would be sustained upon examination, including resolution of any related appeals or litigation. A tax position that meets the “more-likely-than-not” threshold is then measured to determine the amount of benefit recognized in the financial statements. The Company or one of its subsidiaries files income tax returns in the United States (Federal and various states), and foreign jurisdictions. The Company’s open tax years are primarily subject to examination from 2010 through 2012 for all U.S. jurisdictions. The open years for the international tax returns range from 2006 through 2012 based on local statutes. U.S. tax authorities also have the ability to review prior tax years to the extent of net operating losses and tax credit carry-forwards. Changes may be applied to any open tax years. At December 31, 2013, CTS had ongoing income tax audits in Canada and the U.S. CTS has approximately $4.0 million of unrecognized tax benefits, which if recognized, would impact the effective tax rate. The Company does not anticipate any significant changes in its unrecognized tax benefits within the next 12 months as a result of examinations or statute lapses. A reconciliation of the beginning and ending unrecognized tax benefits is provided below:

($ in thousands)	2013	2012

Balance at January 1	$4,130	$5,279
Increase related to current year tax positions	35	35
Increase related to prior year tax positions	35	182
Decrease as a result of lapse of statute of limitations	(36)	(881)
Decrease related to settlements with taxing authorities	(121)	(485)
Balance at December 31	$4,043	$4,130

CTS’ continuing practice is to recognize interest and/or penalties related to income tax matters as income tax expense. However, at the time of adoption and as of the year ended December 31, 2013, there were no significant amounts accrued for interest and/or penalties related to uncertain income tax positions.